UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CONESTOGA FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CONESTOGA FUNDS

April 14, 2015

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Conestoga SMid Cap Fund (the “SMid Cap Fund”) (the “Fund”), a series of Conestoga Funds (the “Trust”), will be held on June 10, 2015, at 1:00 p.m., Eastern Time, at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087 to consider and vote on certain proposals, described below.  The Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

•

Proposal 1:  To approve a distribution plan under rule 12b-1 of the 1940 Act for Investors Class Shares of the Fund; and

•

Proposal 2:  To approve a servicing plan under rule 12b-1 of the 1940 Act for Institutional Class Shares of the Fund.

Shareholders of record of the Fund at the close of business on April 7, 2015 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment or postponement thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals.  The Proxy Statement itself provides greater detail about the Proposals and their effects on the Funds.  The Board recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

•

Mail: Complete and return the enclosed proxy/voting instruction card.

•

Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•

Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•

In person: Attend the Special Meeting on June 10, 2015.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote on the Proposals as soon as possible.  Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.  If we do not hear from you in advance of the Special Meeting, we may contact you for your vote.  Thank you for your response and for your continued investment with the Funds.

Respectfully,

William C. Martindale, Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Conestoga SMid Cap Fund (the “SMid Cap Fund” or the “Fund”), a series of Conestoga Funds (the “Trust”) that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  The Board of directors (the “Board”) of the Trust recommends that the holders of Investors Class shares of the SMid Cap Fund vote to approve Proposal 1, a plan of distribution under Rule 12b-1 (the “Distribution Plan”) of the 1940 Act for Investors Class Shares of the SMid Cap Fund and that holders of Institutional Class shares of the SMid Cap Fund approve Proposal 2, a shareholder servicing plan (the “Servicing Plan,” and together with the Distribution Plan, the “12b-1 Plans”) for Institutional Class Shares of the SMid Cap Fund.

Q.  What will happen if the Funds’ shareholders do not approve the Proposals?

A.  Effectiveness of Proposal 1 is conditioned on the approval by the holders of Investors Class Shares of the SMid Cap Fund of the Proposal.  Effectiveness of Proposal 2 is conditioned upon the approval by the holders of Institutional Class Shares of the SMid Cap Fund of the Proposal. If the Proposals do not become effective, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to the Proposals as it deems appropriate and in the best interests of the Fund.

Q.  How will the “total annual operating expenses” for Investors Class Shares of the SMid Cap Fund differ as a result of the approval the Distribution Plan?

A.  The Distribution Plan allows the Fund to charge the holders of Investors Class Shares of the Fund a fee of up to 0.25% on the assets attributable to Investors Class Shares of the Fund to finance the distribution of Investors Class Shares.  The Board has agreed to limit the fees charged under the Distribution Plan to 0.05% of the net assets attributable to Investors Class Shares of the Fund until at least September 30, 2015.  Following the implementation of the Distribution Plan, the “total annual fund operating expenses” for Investors Class Shares of the SMid Cap Fund will rise by 0.05%.  However, the “total annual fund operating expenses after expense reimbursement” for Investors Class Shares of the SMid Cap Fund will remain the same.  After September 30, 2015, the fees charged under the Distribution Plan may increase.

Q.  How will the “total annual operating expenses” for Institutional Class Shares of the SMid Cap Fund differ as a result of the approval the Shareholder Servicing Plan?

A.  The Servicing Plan allows the Fund to charge the holders of Institutional Class Shares of the Fund a fee of up to 0.10% of the assets attributable to Institutional Class Shares of the Fund for shareholder services.  Following the implementation of the Servicing Plan, the “total annual operating expenses” for Institutional Class Shares of the SMid Cap Fund will rise by 0.10%.  However, the “total annual fund operating expenses after expense reimbursement” for Institutional Class Shares of the SMid Cap Fund will remain the same.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Trustees, recommends that you vote FOR Proposal 1, relating to the approval of the Distribution Plan by the holders of Investors Class shares of the Fund.  The Board, including all of the Independent Trustees, recommends that you vote FOR Proposal 2, relating to the approval of the Servicing Plan by holders of Institutional Class shares of the Fund.  The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Funds pay for the proxy/voting instruction solicitation and related legal costs?

A.  CCA will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $5,000.

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at the offices of Conestoga Capital Advisors, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087 on June 10, 2015, at 1:00 p.m.

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No.  You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•

Mail: Complete and return the enclosed proxy/voting instruction card.

•

Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•

Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•

In person: Attend the Special Meeting on June 10, 2015

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact CCA at 1-484-654-1380.

CONESTOGA FUNDS

550 E. SWEDESFORD ROAD,

SUITE 120 EAST,

WAYNE, PA 19087

PROXY STATEMENT

Special meeting of shareholders to be held on June 10, 2015

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of the Conestoga Funds (the “Trust”) for voting at a special meeting (the “Special Meeting” or the “Meeting”) of shareholders of the Conestoga SMid Cap Fund (the “SMid Cap Fund” or the “Fund”), a series of the Trust, to be held on June 10, 2015 at 1:00 p.m., at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust.

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to the Funds’ shareholders (the “Shareholders”) on or about April 15, 2015.  The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available on the website of the Fund’s investment adviser, Conestoga Capital Advisors, LLC (“CCA” or the “Investment Adviser”), at www.conestogacapital.com.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by CCA.  Broadridge has been retained to solicit proxies/voting instructions in connection with the Special Meeting.  Costs associated with soliciting proxies are expected to total $5,000 for CCA.  In addition to the solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Investment Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

The Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

•

Proposal 1:  To approve a distribution plan under rule 12b-1 of the 1940 Act for Investors Class Shares of the Fund; and

•

Proposal 2:  To approve a shareholder servicing plan under rule 12b-1 of the 1940 Act for Institutional Class Shares of the Fund.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

A Shareholder is entitled to a number of votes equal to the number of shares they own as of a record date, April 7, 2015 (the “Record Date”).  The Fund will determine as of the record date the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof.  If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

Any Shareholder giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Shareholders holding one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum.  Votes cast by proxy/voting instruction card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting.  The inspectors will count the total number of votes cast "FOR" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.  Shares that abstain or do not vote with respect to one or more of the proposals presented for Shareholder approval and Shares held in "street name" as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal will, be counted as outstanding and entitled to vote for purposes of determining whether a quorum is present at a meeting, but will not be counted as Shares voted with respect to such proposal or proposals. With respect to Proposals 1 and 2, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of either of the Proposals set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards.  In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required.  With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Special Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal.  CCA will pay the costs of any additional solicitation and of any adjourned session. Any Proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other Proposal.

The approval of each of the Distribution Plan and the Servicing Plan requires the affirmative vote of "a majority of the outstanding voting securities" of the applicable share class of the Fund, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the shares present at the Special Meeting, if the holders of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by CCA.  It is anticipated that CCA will bear proxy solicitation and related costs equal to approximately $5,000.

For a free copy of the SMid Cap Fund’s annual report for the fiscal period ended September 30, 2014 call 1-800-494-2755, visit conestogacapital.com or write to the Fund, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

Background regarding the Proposals

Shareholders are being asked to approve the Distribution Plan for Investors Class Shares and the Servicing Plan for Institutional Class Shares.

Rule 12b-1 under the 1940 Act requires that, before using fund assets to pay for distribution, a fund must adopt a written plan (a “distribution plan”) describing all material proposed financing of distribution, and must contain provisions similar to several of those that federal law requires for investment advisory contracts between the fund and its adviser.  The distribution plan must be approved initially by the fund’s board of trustees as a whole, and separately by the “independent” trustees.  If the plan is adopted after the sale of fund shares to the general public, it must be approved initially by a vote of at least a majority of the fund’s outstanding voting securities.  The adoption of the Distribution Plan would increase the “total annual fund operating expenses” for Investors Class Shares of the Fund, but would not increase the “total annual fund operating expenses after expense reimbursements” until at least September 30, 2015.  The adoption of the Servicing Plan would increase the “total annual fund operating expenses” for Institutional Class Shares of the Fund, but would not increase the “total annual fund operating expenses after expense reimbursements.”

Investors Class Shares of the Fund currently pay financial intermediaries for various administrative services contemplated in the shareholder servicing agreement for Investors Class Shares.  Proposal 1 will allow Investors Class Shares of the Fund to pay the Fund’s distributor a fee to compensate for distribution services it provides or to compensate broker/dealers and other financial intermediaries that provide distribution services as specified by the distributor. The actual fee paid by the distributor to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of the services provided.

Institutional Class Shares of the Fund do not currently pay a shareholder servicing fee.  Proposal 2 will allow Institutional Class Shares of the Fund to pay to the distributor of its shares or institutions and other financial intermediaries (“servicing organizations”) fees for shareholder services, including:  (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that you are permitted to do so under applicable statutes, rules and regulations.  Institutional Class Shares of the Fund are not currently intended to pay any fees for distribution.  The Servicing Plan is being proposed for approval under Rule 12b-1 to provide that, in the event that any fees for the services provided by servicing organizations are later characterized as primarily intended to finance distribution activities, then those fees would be eligible to be paid under the Servicing Plan.  This type of plan is sometimes referred to as a “defensive 12b-1 plan.”

The Board recommends approval of Proposals 1 and 2.

Each of these Proposals is discussed in greater detail below.

PROPOSAL 1

TO APPROVE THE DISTRIBUTION PLAN PURSUANT TO RULE 12B-1, ATTACHED HERETO AS APPENDIX A BETWEEN CCA AND THE TRUST, ON BEHALF OF INVESTORS CLASS SHARES OF THE SMID CAP FUND

Shareholders of Investors Class Shares of the SMid Cap Fund will be asked to approve a distribution plan under Rule 12b-1 of the 1940 Act (the “Distribution Plan”).

A distribution plan adopted under Rule 12b-1 of the 1940 Act is required to be approved by the affirmative vote of a majority of the Independent Trustees, as well as by a majority of the outstanding voting shares of the applicable classes of the Fund. In addition, the Distribution Plan is required to be continued at least annually by the Independent Trustees who have no direct or indirect interest in the operation of the Distribution Plan or any agreement related thereto.

The terms of the Distribution Plan provide that the SMid Cap Fund may pay an annual fee of up to 0.25% of the Fund’s average daily net assets attributable to Investors Class Shares to the distributor, and that the distributor may retain all or a part of its fee as compensation for distribution or shareholder services it provides or it may use such fee for compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the distributor.  CCA intends to limit the distribution fee paid by Investors Class Shares of the SMid Cap Fund to an annual fee of 0.05% of the Fund’s average daily net assets attributable to Investors Class Shares.

Approval of the Distribution Plan requires the affirmative votes of a majority of the outstanding voting securities of Investors Class Shares of the SMid Cap Fund.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding Investors Class Shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Investors Class Shares of the Fund.

BOARD APPROVAL AND RECOMMENDATION OF PROPOSAL 1

At a meeting held on February 20, 2015, which included a separate executive session attended only by the Independent Trustees and Independent Trustee counsel, the Trustees considered various factors in evaluating, approving and recommending to the Fund’s Investors Class shareholders that they approve the Distribution Plan.  The Trustees requested and evaluated information provided by CCA which, in the Trustees’ view, constituted information necessary for the Trustees to form a judgment as to whether there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its Investors Class shareholders.  The factors considered included (i) whether the Distribution Plan was expected to result in benefits to the Fund’s Investors Class shareholders; (ii) the merits of alternative distribution methods, and (iii) the extent to which third parties may benefit from the Distribution Plan and how these benefits compare to the benefits to be experienced by the Fund.  The Trustees also considered the applicability of the factors that the Securities and Exchange Commission (“SEC”) has suggested Trustees may wish to consider in reviewing the possible benefits of the Distribution Plan.  The Trustees concluded that the fees payable under the Distribution Plan were reasonable in view of the services to be provided and the anticipated benefits of the Distribution Plan.  The Independent Trustees who had no direct or indirect interest in the operation of the Distribution Plan or any agreement related thereto determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and 36(b) of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit the SMid Cap Fund and its Investors Class Shareholders and that its costs are primarily intended to result in the sale of Investors Class Shares of the SMid Cap Fund.

PRO FORMA FEES AND EXPENSES

The following table and chart compare the current fees and expenses of Investors Class shares of the Fund to the Fund’s pro forma fees and expenses after giving effect to the Distribution Plan.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)		Pro Forma Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.85%	Management Fees	0.85%
Distribution (12b-1) Fees	0.00%	Distribution (12b-1) Fees	0.25%(1)
Other Expenses	5.73%	Other Expenses	5.73%
Service Fees	0.25%(2)	Service Fees	0.25%(2)
Other Operating Expenses	5.48%	Other Operating Expenses	5.48%
Acquired Fund Fees and Expenses	0.00%	Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	6.58%	Total Annual Fund Operating Expenses	6.73%
Expense Limitation(3)	(5.23)%	Expense Limitation(3)	(5.48)%
Total Annual Fund Operating Expenses After Expense Limitation	1.35%	Total Annual Fund Operating Expenses After Expense Limitation	1.35%

(1)

The Board of Trustees of the Trust will limit the Distribution (12b-1) Fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares.

(2)

The Fund has adopted a Shareholder Servicing Plan on behalf of the Investors Class that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s Investors Class shareholders.

(3)

Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.35% (for the Investors Class) of the Fund’s average daily net assets until at least January 31, 2016, subject to termination at any time at the option of the Board of Trustees.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the current and pro forma costs of investing in Investors Class shares of the Conestoga SMid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$137	$1,480	$2,781	$5,856
Investors Class, pro forma	$137	$1,509	$2,833	$5,947

4

PROPOSAL 2

TO APPROVE THE SERVICING PLAN BETWEEN CCA AND THE TRUST, ATTACHED HERETO AS APPENDIX B, ON BEHALF OF INSTITUTIONAL CLASS SHARES OF THE SMID CAP FUND

Shareholders of Institutional Class Shares of the SMid Cap Fund will be asked to approve a shareholder servicing plan under Rule 12b-1 of the 1940 Act (the “Servicing Plan”).

The Servicing Plan provides that Institutional Class Shares of the Fund may pay fees to the distributor of its Institutional Class Shares or to various organizations that provide shareholder services to the holders of such Institutional Class Shares.  The services provided by such servicing organizations include:  (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that you are permitted to do so under applicable statutes, rules and regulations.  Institutional Class Shares of the Fund are not currently intended to pay any fees for distribution.  The Servicing Plan is being approved under Rule 12b-1 of the 1940 Act to provide that, in the event that any fees for the services provided by servicing organizations are later characterized as primarily intended to finance distribution activities, then those fees would be eligible to be paid under the Servicing Plan.  This type of plan is sometimes referred to as a “defensive 12b-1 plan.”  Because the Servicing Plan will allow Institutional Class Shares of the Fund to pay for distribution expenses, it is considered to be a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act.

A distribution plan adopted under Rule 12b-1 of the 1940 Act is required to be approved by the affirmative vote of a majority of the Independent Trustees, as well as by a majority of the outstanding voting shares of the applicable classes of the Fund. In addition, the Servicing Plan is required to be continued at least annually by the Independent Trustees who have no direct or indirect interest in the operation of the Servicing Plan or any agreement related thereto.

Approval of the Servicing Plan requires the affirmative votes of a majority of the outstanding voting securities of Institutional Class Shares of the SMid Cap Fund.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding Institutional Class Shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Institutional Class Shares of the Fund.

BOARD APPROVAL AND RECOMMENDATION OF PROPOSAL 2

At a meeting held on February 20, 2015, which included a separate executive session attended only by the Independent Trustees and Independent Trustee counsel, the Trustees considered various factors in evaluating, approving, and recommending to the Fund’s Institutional Class shareholders that they approve the Servicing Plan.  The Trustees requested and evaluated information provided by CCA which, in the Trustees’ view, constituted information necessary for the Trustees to form a judgment as to whether there is a reasonable likelihood that the Servicing Plan will benefit the Fund and its Institutional Class shareholders.  The factors considered with respect to payments for services under the Servicing Plan that could be deemed to finance distribution activities included (i) whether the Servicing Plan was expected to result in benefits to the Fund’s Institutional Class shareholders; (ii) the merits of alternative distribution methods, and (iii) the extent to which third parties may benefit from any distribution-related payments made under the Servicing Plan and how these benefits compare to the benefits to be experienced by the Fund.  The Trustees also considered the applicability of the factors that the SEC has suggested Trustees may wish to consider in reviewing the possible benefits of the Servicing Plan.  The Trustees concluded that the fees payable under the Servicing Plan were reasonable in view of the services to be provided and the anticipated benefits of the Servicing Plan.  The Independent Trustees who had no direct or indirect interest in the operation of the Servicing Plan or any agreement related thereto determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and 36(b) of the 1940 Act, that there is a reasonable likelihood that the Servicing Plan will benefit the SMid Cap Fund and its Institutional Class Shareholders to the extent that its costs result in the sale of Institutional Class Shares of the SMid Cap Fund.

PRO FORMA FEES AND EXPENSES

The following table and chart compare the current fees and expenses of Institutional Class shares of the Fund to the Fund’s pro forma fees and expenses after giving effect to the Servicing Plan.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)		Pro Forma Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.85%	Management Fees	0.85%
Distribution (12b-1) Fees	0.00%	Distribution (12b-1) Fees	0.00%
Other Expenses	5.48%(1)	Other Expenses	5.58%(1)
Service Fees	0.00	Service Fees	0.10%(2)
Other Operating Expenses	5.48%	Other Operating Expenses	5.48%
Acquired Fund Fees and Expenses	0.00%	Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	6.33%	Total Annual Fund Operating Expenses	6.43%
Expense Limitation(3)	(5.23)%	Expense Limitation(3)	(5.33)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	Total Annual Fund Operating Expenses After Expense Limitation	1.10%

(1)

“Other Expenses” for Institutional Class Shares of the Fund are estimated and are based on the expenses of Investors Class shares for the current fiscal year.

(2)

Shareholders are being asked to approve a Shareholder Servicing Plan on behalf of the Institutional Class that will allow the Fund to pay an annual fee of up to 0.10% of its average daily net assets for providing services to the Fund’s Institutional Class shareholders.

(3)

Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2016, subject to termination at any time at the option of the Board of Trustees.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the current and pro forma costs of investing in Institutional Class shares of the Conestoga SMid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$112	$1,410	$2,674	$5,689
Institutional Class, pro forma	$112	$1,429	$2,709	$5,752

ADDITIONAL INFORMATION

Other Matters.  No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to adjournment or postponement of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their Shareholders.

Principal Holders of the Fund.  The beneficial owners of more than 5% of the outstanding value of each share class of the Fund as of the Record Date are as follows:

Name and Address of Owner	Share Class and Number of Shares	Percentage of Share Class
CHARLES SCHWAB & CO. INC 100 POST STREET SAN FRANCISCO, CA	Institutional Class – 1,596,640.81	86.16%%
SAXON & CO 8800 TINICUM BLVD. PHILADELPHIA, PA	Institutional Class – 95,703.78	5.16%
DAVID M. LAWSON 6343 ARLINGHAM RD FLOURTOWN, PA	Investors Class – 24,070.00	11.90%
MICHAEL J. FOX 305 JOSEPH DRIVE WEST CHESTER, PA	Investors Class – 22,712.89	11.23%
MICHAEL BECKER 980 N. ORANGE ST MEDIA, PA	Investors Class – 16,677.70	8.24%
MARK S. CLEWETT 7 MCCOY COURT MALVERN, PA	Investors Class – 13,917.23	6.88%
SUSANNE WILLIAMS 401 W. 11TH AVE CONSHOHOCKEN, PA	Investors Class – 13,380.86	6.61%
MYLIN HOLDINGS 1345 BRYAN RD LANCASTER, PA	Investors Class – 12,913.41	6.38%
NFS LLC 200 LIBERTY STREET NEW YORK, NY	Investors Class – 12,547.87	6.20%
MID ATLANTIC CAPITAL CORPORATION 1251 WATERFRONT PLACE SUITE 510 PITTSBURGH, PA	Investors Class – 12396.93	6.13%

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and officers owned, in aggregate, approximately 5.61% of the Fund.

Custodian, and Distributor.  UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 serves as custodian of the Fund’s cash balances and provides custodial services for the Fund.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as Fund Administrator pursuant to an Accounting Services Agreement.  Arbor Court Capital, LLC, 2000 Auburn Drive, Suite 120, Cleveland, OH 44122, serves as the SMid Cap Fund’s distributor.

Shareholder Proposals and Procedures for Shareholder Communications with the Board.

The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders.  If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

Dated:  April 14, 2015

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

CONESTOGA FUNDS

DISTRIBUTION PLAN
for Investors Class Shares of the

Conestoga SMid Cap Fund

WHEREAS, Conestoga Funds (the “Trust”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the trustees of the Trust (the “Trustees”) have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Trust and the holders Investors Class Shares of the Conestoga SMid Cap Fund (the “Fund”);

NOW, THEREFORE, the Trustees hereby adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

SECTION 1.

The Trust has adopted this Distribution Plan (the “Plan”) to enable the Fund to directly or indirectly bear expenses relating to the distribution of Investors Class Shares of the Fund.

SECTION 2.

The Fund will pay the distributor of Investors Class Shares of the Fund a fee at the annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investors Class Shares.  The distributor may retain all or part of this fee as compensation for distribution or shareholder services it provides or it may use such fees for compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the distributor.  The actual fee to be paid by the distributor to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided.

SECTION 3.

This Plan shall not take effect until it has been approved (a) by a vote of at least a majority of the outstanding Investors Class Shares of the Fund; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees and (ii) the Independent Trustees (as defined herein), cast in person at a meeting of the Trustees called for the purpose of voting on this Plan or such agreement.

SECTION 4.

This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of Section 3 herein for the approval of this Plan.

SECTION 5.

Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6.

This Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investors Class Shares of the Fund.

SECTION 7.

All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investors Class Shares of the Fund, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8.

This Plan may be amended in the manner provided in Part (b) of Section 3 herein for the approval of this Plan; provided, however, that the Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding Investors Class Shares of the Fund.

SECTION 9.

While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of the Directors then in office who are not interested persons of the Company.

SECTION 10.

As used in this Plan, (a) the term “Independent Trustees” shall mean those Trustees who are not interested persons, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 11.

This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

Adopted:  February 20, 2015

Appendix B

CONESTOGA FUNDS

SHAREHOLDER SERVICING PLAN

for Institutional Class Shares of the

Conestoga SMid Cap Fund

This Shareholder Servicing Plan (the "Plan") is adopted by Conestoga Funds, a Delaware statutory trust (the "Trust"), on behalf of Institutional Class Shares of the Conestoga SMid Cap Fund, subject to the following terms and conditions:

Section 1. Annual Fees.

Shareholder Services Fee. The Fund may pay to the distributor of its shares or financial institutions that provide certain services to the Funds (each an "Intermediary"), a shareholder services fee under the Plan at an annual rate not to exceed 0.10% of the average daily net assets of the Institutional Class Shares of the Fund attributable to the Intermediary thereof (the "Services Fee").

Adjustment to Fees. The Fund may pay a Services Fee to an Intermediary at a lesser rate than the fees specified in Section 1 hereof as agreed upon by the Board of Trustees (the "Board") and the Intermediary and approved in the manner specified in Section 3 of this Plan.

Payment of Fees. The Services Fees will be calculated daily and paid monthly by the Fund at the annual rates indicated above.

Section 2. Expenses Covered by the Plan.

Services Fees may be used by the Intermediary for payments to financial institutions and persons who provide administrative and support services to their customers who may from time to time beneficially own shares, which may include (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders' other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the Intermediary is permitted to do so under applicable statutes, rules and regulations.

Section 3. Board Approval

Neither the Plan nor any related agreements will take effect until approved by a majority of both (a) the full Board and (b) those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees") and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

Section 4. Continuance of the Plan.

The Plan will continue in effect until February 20, 2016, and thereafter for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Board and by a majority of the Qualified Trustees.

Section 5. Termination.

The Plan may be terminated at any time with respect to a Fund (i) by the Trust without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund’s Institutional Class or (ii) by a vote of the Qualified Trustees.

Section 6. Amendments.

No material amendment to the Plan may be made unless approved by the Board in the manner described in Section 3 above.

Section 7. Selection of Certain Trustees.

While the Plan is in effect, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Section 8. Written Reports.

In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 9. Preservation of Materials.

The Company will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 8 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 10. Limit of Liability.

The limitation of shareholder liability set forth in the Trust's Trust Instrument is hereby acknowledged. The obligations of the Trust under this Plan, if any, shall not be binding upon the Trustees individually or upon holders of shares of the Trust individually but shall be binding only upon the assets and property of the Trust, and upon the Trustees insofar as they hold title thereto.

Section 11. Meanings of Certain Terms.

As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act.

Adopted by the Board on February 20, 2015

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyvote.com.

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Conestoga SMid Cap Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2015

This Proxy is solicited on behalf of the Board of Trustees of the Conestoga Funds (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s Conestoga SMid Cap Fund (the “Fund”).  The undersigned, revoking previous proxies, hereby appoints Michelle Patterson and Duane R. D’Orazio, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 p.m. (Eastern time), on June 10, 2015, at CrossPoint at Valley Forge, 550 E. Swedesford Rd., Suite 120 East, Wayne, PA 19087, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT DATED APRIL 14, 2015 IS HEREBY ACKNOWLEDGED.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please date and sign exactly as the name(s) appear(s) on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

The Board of Trustees of the Trust recommends that you vote “FOR” Proposal 1.

Proposal 1:  To approve a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investors Class Shares of the Fund:

FOR

AGAINST

ABSTAIN

☐

☐

☐

___________________________________________________________________________________

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyvote.com.

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Conestoga SMid Cap Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2015

This Proxy is solicited on behalf of the Board of Trustees of the Conestoga Funds (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s Conestoga SMid Cap Fund (the “Fund”).  The undersigned, revoking previous proxies, hereby appoints Michelle Patterson and Duane R. D’Orazio, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 p.m. (Eastern time), on June 10, 2015, at CrossPoint at Valley Forge, 550 E. Swedesford Rd., Suite 120 East, Wayne, PA 19087, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT DATED APRIL 14, 2015 IS HEREBY ACKNOWLEDGED.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please date and sign exactly as the name(s) appear(s) on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

The Board of Trustees of the Trust recommends that you vote “FOR” Proposal 2.

Proposal 2:  To approve a shareholder servicing plan for Institutional Class Shares of the Fund:

FOR

AGAINST

ABSTAIN

☐

☐

☐

___________________________________________________________________________________